EXHIBIT 32.2

                           CERTIFICATION OF PRINCIPAL
                          FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with this amended Quarterly Report of BMB Munai, Inc., on Form 10-QSB/A-1 for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Sanat Kasymov, Principal Financial Officer of the Company, certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: April 12, 2006                                  /s/ Sanat Kasymov
                                                     ---------------------------
                                                     Sanat Kasymov,
                                                     Principal Financial Officer